Execution Version EXCHANGE AGREEMENT This EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of February 27, 2019 by and among Kratos Defense & Security Solutions, Inc., a Delaware corporation (the "Acquiror"), FTT CORE, LLC, a Delaware limited liability company ("FTT Core"), Florida Turbine Technologies Inc., a Florida corporation ("FTT Inc." and, together with FTT Core, each an "Issuer" and, collectively, the "Issuers"), Shirley C. Brostmeyer and Joseph D. Brostmeyer as Trustees of The Shirley C. Brostmeyer Revocable Trust, u/a/d August 25, 2002, as amended and restated August 13, 2014, a Florida revocable trust ("SB Trust"), Joseph D. Brostmeyer and Sara J. Brostmeyer as Trustees of The Shirley Brostmeyer 2018 Family Trust, u/a/d December 17, 2018, a Florida irrevocable trust ("2018 SB Trust"), Joseph D. Brostmeyer and Shirley C. Brostmeyer as Trustees of The Joseph D. Brostmeyer Revocable Trust, u/a/d August 25, 2002, as amended and restated August 13, 2014, a Florida revocable trust ("JB Trust"), Shirley C. Brostmeyer and Julia A. Brostmeyer as Trustees of The Joseph D. Brostmeyer 2018 Irrevocable Trust, u/a/d December 17, 2018, a Florida irrevocable trust ("2018 JB Trust" and, together with SB Trust, 2018 SB Trust and JB Trust, each a "Holder" and, collectively, the "Holders"). Capitalized terms used herein without definition have the meanings given in the Purchase Agreement (defined below). RECITALS WHEREAS, Acquiror and the Holders are parties to that certain Purchase Agreement, dated as of the date first set forth above (as the same may be amended or modified from time to time in accordance with its terms, the "Purchase Agreement"), pursuant to which Acquiror has purchased from the Holders and the other Sellers named therein (i) 80.1%, on a fully diluted basis, of the issued and outstanding Company Units of FTT Core, and (ii) 80.1%, on a fully diluted basis, of the issued and outstanding Shares of FTT Inc. (the "Purchase"); WHEREAS, following the Purchase, the Holders own, collectively, (i) 19 .9% of the issued and outstanding Company Units of FTT Core, and (ii) 19. 9% of the issued and outstanding Shares of FTT Inc., as set forth opposite each Holder's name in the column labeled "Interests Owned Prior to Exchange" on Schedule A hereto; WHEREAS, the Purchase Agreement contemplates the execution and delivery of this Agreement which provides for, among other things, (i) the conversion of FTT Core into a Delaware corporation with the name "KTT Core, Inc." ("KTT Core") and the conversion of all Company Units in FTT Core held by the Holders into shares of Class B non-voting common stock of KTT Core and (ii) the amendment and restatement of the articles of incorporation of FTT Inc. and the exchange of all Shares of FTT Inc. held by the Holders into shares of Class B non-voting capital stock of FTT Inc. (the "Exchange"); WHEREAS, the execution and delivery of this Agreement and the covenants and agreements set forth herein were a material inducement to the Acquiror to enter into the Purchase Agreement and to consummate the Purchase; and WHEREAS, this Agreement and the Exchange have been approved by the respective boards of directors of Acquiror and FTT Inc. and by the manager of FTT Core.

Now, THEREFORE, in consideration of the foregoing and the respective covenants, agreements and representations and warranties set forth herein, the parties to this Agreement, intending to be legally bound, agree as follows: ARTICLE I THE EXCHANGE Section 1.1 Exchange. (a) Immediately following the Closing (as defined in the Purchase Agreement): (i) FTT Core shall (A) file with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") the Cetiificate of Conversion, including the Plan of Conversion, attached hereto as Exhibit A (the "Certificate of Conversion"); (B) file with the Delaware Secretary of State the Certificate of Incorporation of KTT Core, attached hereto as Exhibit B ("Certificate of Incorporation"), and (C) adopt the Bylaws of KTT Core, attached hereto as Exhibit C; and (ii) FTT Inc. shall (A) file with the Florida Department of State, Division of Corporations, the Amended and Restated Articles of Incorporation of Florida Turbine Technologies Inc., attached hereto as Exhibit D (the "Restated Articles"), and (B) adopt the Amended and Restated Bylaws of Florida Turbine Technologies Inc., attached hereto as Exhibit E. (b) Upon the effectiveness of the Certificate of Conversion: (i) each Company Unit in FTT Core held by Acquiror shall automatically and without any further action on the part of FTT Core or Acquiror, convert into one share of Class A common stock of KTT Core, par value $0.001, with the rights and privileges set fotih in the Certificate of Incorporation; and (ii) each Company Unit in FTT Core held by a Holder shall automatically and without any further action on the pati of FTT Core or such Holder, convert into one share of Class B common stock of KTT Core, par value $0.001, with the rights and privileges set forth in the Ce1iificate of Incorporation. (c) Upon the effectiveness of the Restated Articles: (i) each Share of FTT Inc. held by Acquiror is hereby exchanged, without any further action on the part of FTT Inc. or Acquiror, for one share of Class A capital stock of FTT Inc., with the rights and privileges set fotih in the Restated Articles; and (ii) each Share of FTT Inc. held by a Holder is hereby exchanged, without any further action on the part of FTT Inc. or such Holder, for one share of Class B capital stock of FTT Inc., with the rights and privileges set fotih in the Restated Articles. (d) Following the completion of the Exchange, the ownership of the issued and outstanding securities of KTT Core and FTT Inc. shall be as set fotih opposite each patties name under in the column labeled "Interests Owned After Exchange" on Schedule A hereto. 2

ARTICLE II REPRESENTATIONS AND WARRANTIES Section 2.1 Representations and Warranties of the Issuers. Each Issuer hereby severally, and not jointly, represents and warrants to Acquiror and the Holders as of the date hereof as follows: (a) Such Issuer is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now being conducted. (b) Such Issuer has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange. The execution and delivery of this Agreement, the performance by such Issuer of its obligations hereunder and the consummation by such Issuer of the Exchange have been duly authorized. This Agreement has been duly executed and delivered by such Issuer and constitutes the legal, valid and binding obligation of such Issuer, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting the rights of creditors generally and the availability of equitable remedies. ( c) The execution, delivery and performance by such Issuer of this Agreement and the consummation of the Exchange will not: (i) violate, contravene or conflict with any provision of the operating agreement, certificate of formation, certificate of incorporation, bylaws, trust deed or similar organizational documents of such Issuer; or (ii) violate, contravene or conflict with any Law or Order applicable to such Issuer. Section 2.2 Representations and Warranties of the Holders. Each Holder hereby severally, and not jointly, represents and warrants to the Issuers and Acquiror as of the date hereof as follows: (a) Such Holder has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange. The execution and delivery of this Agreement, the performance by such Holder of its obligations hereunder and the consummation by such Holder of the Exchange have been duly authorized. This Agreement has been duly executed and delivered by such Holder and constitutes the legal, valid and binding obligation of such Holder, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting the rights of creditors generally and the availability of equitable remedies. (b) The execution, delivery and performance by such Holder of this Agreement and the consummation of the Exchange will not: (i) violate, contravene or conflict with any provision of the operating agreement, certificate of formation, certificate of incorporation, bylaws, trust deed or similar organizational documents of such Holder; or (ii) violate, contravene or conflict with any Law or Order applicable to such Holder. 3

( c) Such Holder has the sole voting power and sole power of disposition with respect to all of the Company Units and Shares held by such Holder with no limitations, qualifications or restrictions on such rights and powers. Such Holder is not subject to any agreements, arrangements, options, warrants, calls, rights, commitments or other restrictions relating to the sale, transfer, purchase, redemption or voting of its Company Units or its Shares. (d) Such Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act. Such Holder will execute and deliver to the Issuers such documents as the Issuers may reasonably request in order to confirm the accuracy of the foregoing. Such Holder has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of engaging in this Agreement and the Exchange. (e) Such Holder is acquiring the Class B common stock, par value $0.001, of KTT Core and the Class B capital stock of FTT Inc. (together, the "Minority Interests") for investment for the Holder's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof except as permitted by Law, including securities Laws. No Holder has any present intent to resell or distribute all or any part of the Minority Interests, other than to the Holding Company (as defined below). (f) Such Holder understands that the Minority Interests are being issued to the Holder in reliance upon the exemptions from the registration requirements of the United States federal securities Laws, and that the Issuers are relying upon the truth and accuracy of such Holder's representations and warranties contained herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Minority Interests in accordance with the terms and provisions hereof. (g) Such Holder understands and agrees that upon the closing of the Exchange set forth in this Agreement, Holder shall have no further right or interest in or to the Company Units or the Shares. Section 2.3 Representations and Warranties of Acquiror. Acquiror hereby represents and warrants to the Issuers and the Holders as of the date hereof as follows: (a) Acquiror has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange. The execution and delivery of this Agreement, the performance by Acquiror of its obligations hereunder and the consummation by Acquiror of the Exchange have been duly authorized. This Agreement has been duly executed and delivered by Acquiror and constitutes the legal, valid and binding obligation of Acquiror, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting the rights of creditors generally and the availability of equitable remedies. (b) The execution, delivery and performance by Acquiror of this Agreement and the consummation of the Exchange will not: (i) violate, contravene or conflict with any provision of the operating agreement, certificate of formation, certificate of incorporation, bylaws, trust deed 4 or similar organizational documents of Acquiror; or (ii) violate, contravene or conflict with any Law or Order applicable to Acquiror. (c) Acquiror has the sole voting power and sole power of disposition with respect to all of the Company Units and Shares held by Acquiror with no limitations, qualifications or restrictions on such rights and powers. Acquiror is not subject to any agreements, arrangements, options, warrants, calls, rights, commitments or other restrictions relating to the sale, transfer, purchase, redemption or voting of its Company Units or its Shares. (d) Acquiror is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act. Acquiror will execute and deliver to the Issuers such documents as the Issuers may reasonably request in order to confirm the accuracy of the foregoing. Acquiror has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of engaging in this Agreement and the Exchange. ( e) Acquiror is acquiring the Class A common stock, par value $0.001, of KTT Core and the Class A capital stock of FTT Inc. (together, the "Majority Interests") for investment for the Acquiror' s own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof except as permitted by Law, including securities Laws. Acquiror does not have any present intent to resell or distribute all or any part of the Majority Interests. (f) Acquiror understands that the Majority Interests are being issued to Acquiror in reliance upon the exemptions from the registration requirements of the United States federal securities Laws, and that the Issuers are relying upon the truth and accuracy of Acquiror's representations and warranties contained herein in order to determine the availability of such exemptions and the eligibility of Acquiror to acquire the Majority Interests in accordance with the terms and provisions hereof. (g) Acquiror understands and agrees that upon the closing of the Exchange set forth in this Agreement, Acquiror shall have no further right or interest in or to the Company Units or the Shares. ARTICLE III AGREEMENTS Section 3.1 Minority Interest Lock-up. Each Holder hereby acknowledges and agrees that it will not be permitted to sell, pledge, assign, transfer, hypothecate or otherwise dispose of (each a "Transfer") or otherwise encumber any portion of the Minority Interests without the prior written consent of Acquiror; provided that the Holders may Transfer the Minority Interests to the Holding Company (as defined herein), in accordance with this Section 3.1. The Holders shall be permitted, without the need to obtain the consent of Acquiror, to Transfer all of the Minority Interests owned by the Holders to a holding company formed and controlled by the Holders (the "Holding Company"), provided that such Transfer shall become effective only upon the Holding Company becoming a patiy to this Agreement and agreeing to be bound by the terms and conditions hereof by executing and delivering a counterpart signature 5 page hereto. The Holders shall provide prompt notice to Acquiror following the consummation of the Transfer of the Minority Interests to the Holding Company, and Acquiror shall update Schedule A to this Agreement and provide a copy of same to all parties in accordance with Section 4.1 hereof. Any Transfer or attempted Transfer of any portion of the Minority Interests in violation of this Section 3.1 shall, to the fullest extent permitted by applicable Law, be null and void ab initio. For all purposes under this Agreement, the term "***Minority Interests***" shall include all Company Units of FTT Core and Shares of FTT Inc. owned by the Holders prior to the effectiveness of the Exchange.

Section 3.2 Purchase and Sale Rights.

(a) Beginning in January 2024, the Holders will have an annual right (the "***Put Right***") to sell all of the Minority Interests to Acquiror at a purchase price that is calculated based upon an assumed enterprise value derived from the following calculation: (i) the amount which is equal to 12 times the trailing 12 months EBITDA (as defined below) of the Acquired Companies for the previous fiscal year less (ii) the Reduction Amount (as defined below), and which resulting amount is then (iii) multiplied by 19.9% (the "***Minority Interest Purchase Price***"). For illustration purposes only, sample calculations of the Minority Interest Purchase Price are set forth on Schedule B attached hereto. Acquiror agrees to pay the Minority Interest Purchase Price with at least 50% cash, and the balance in shares of Acquiror Common Stock. The number of shares of Acquiror Common Stock to be issued for the stock component of the Minority Interest Purchase Price will be calculated by reference to the volume weighted average sale price per share of the Acquiror Common Stock on the NASDAQ Global Select Market as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service, over the trailing 90-day period ending on the Trading Day immediately prior to the consummation of the sale. The Holders must notify Acquiror that they intend to exercise the Put Right, in writing, no earlier than the date that is 20 Business Days following the last day of the applicable fiscal year and no later than March 31 following the last day of the applicable fiscal year.

(b) If the Holders do not exercise the Put Right on or before by March 31, 2024, Acquiror will have an annual right (the "***Call Right***"), beginning in January 2025, to purchase all of the Minority Interests at the Minority Interest Purchase Price. Acquiror must notify the Holders that it intends to exercise the Call Right, in writing, no earlier than the date that is 20 Business Days following the last day of the applicable fiscal year and no later than March 31 following the last day of the applicable fiscal year.

(c) If, prior to January 2024, Acquiror experiences a Change of Control (as defined below) or the Issuers experience a FTT Change of Control (as defined below), the Holders will have an annual right, beginning the first January following the occurrence of a Change in Control or a FTT Change of Control, as applicable (the "***Put Right Commencement Date***"), to exercise their Put Right at a purchase price that is calculated based upon an assumed enterprise value of 14 times the trailing 12 months EBITDA of the Acquired Companies for the previous fiscal year minus any Reduction Amount. The Holders must notify the Acquiror or the acquiring entity, as applicable, that they intend to exercise the Put Right, in writing, no earlier than the date that is 20 Business Days following the last day of the applicable fiscal year and no later than March 31 following the last day of the applicable fiscal year (the "***Put Right Exercise Period***"). The Put Right Exercise Period and the exercise procedures described in the preceding sentence

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shall continue annually following the Put Right Commencement Date, until the Put Right is exercised by the Holders or the Call Right is exercised by Acquiror. For purposes of this Agreement, "Change of Control" means the occurrence of any one or more of the following: (a) the acquisition of direct or indirect ownership or voting control, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, by any Person or group (within the meaning of Sections l 3d and 14d of the Exchange Act), of more than fifty percent (50%) of the issued and outstanding shares of Acquiror Common Stock, whether by merger, consolidation, sale or other transfer (other than a merger or consolidation where the stockholders of Acquiror prior to the merger or consolidation are the holders of a majority of the voting securities of the entity that survives such merger or consolidation), or (b) a sale of all or substantially all of the assets of Acquiror; provided, however, that acquisitions of Acquiror Common Stock or securities convertible into Acquiror Common Stock directly from Acquiror primarily for financing purposes shall not constitute a Change of Control for the purposes of this Agreement. For purposes of this Agreement, "FTT Change of Controf' means the occurrence of any one or more of the following: (a) the acquisition of direct or indirect ownership or voting control, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, by any Person or group (within the meaning of Sections 13d and 14d of the Exchange Act), of more than eighty percent (80%) of the issued and outstanding shares of Class A common stock of KTT Core and the Class A capital stock of PTT Inc., whether by merger, consolidation, sale or other transfer (other than a merger or consolidation where the stockholders of the Issuers prior to the merger or consolidation are the holders of a majority of the voting securities of the entity or entities that survives such merger or consolidation), or (b) a sale of all or substantially all of.the assets of the Issuers (considered on a combined basis). (d) If, at any time following the Closing, Joseph Brostmeyer ("JB") is terminated by Acquiror without Cause (as defined in the Employment Agreement) or resigns for Good Reason (as defined in the Employment Agreement) (a "Covered Termination"), the Holders will have the ability to exercise their Put Right at a purchase price that is calculated based upon an assumed enterprise value of 14 times the trailing 12 months EBITDA of the Acquired Companies minus any Reduction Amount. In such circumstances, the Holders must notify Acquiror that they intend to exercise the Put Right, in writing, no later than 20 calendar days following the last day of the month in which the Covered Termination occurred. For example, if in October 2022, JB experiences a Covered Termination, the Holders will have the right to sell the Minority Interest to Acquiror at a purchase price that is calculated based upon an assumed enterprise value of 14 times the trailing 12 months EBITDA of the Acquired Companies for the 12 month period ending October 31, 2022 (with such Put Right to be exercised, in writing, no later than November 20, 2022). For purposes of this Agreement, "Employment Agreement" means that certain Employment Agreement, by and between Acquiror and JB, dated as of even date herewith. (e) If, at any time following the Closing, JB is terminated by Acquiror for Cause (as defined in the Employment Agreement) or voluntarily resigns other than for Good Reason (as defined in the Employment Agreement) (a "Covered Departure"), the Acquiror will have the ability to exercise its Call Right at a purchase price that is calculated based upon an assumed enterprise value of 10 times the trailing 12 months EBITDA of the Acquired Companies minus any Reduction Amount. In such circumstances, Acquiror must notify the Holders that it intends to exercise the Call Right, in writing, no later than 20 calendar days following the last day of the 7 month in which the Covered Departure occurred. For example, if in October 2022, JB experiences a Covered Departure, Acquiror will have the right to purchase the Minority Interest from the Holders at a purchase price that is calculated based on an assumed enterprise value of 10 times the trailing 12 months EBITDA of the Acquired Companies for the 12 month period ending October 31, 2022 (with such Call Right to be exercised, in writing, no later than November 20, 2022).

(f) For purposes of this Agreement, "***EBITDA***" means the earnings of the Acquired Companies on a consolidated basis before corporate tax, interest expense, depreciation and amortization, determined in accordance with GAAP. For the avoidance of doubt, the calculation of EBITDA for purposes of the Put Right and the Call Right will not include any post-Closing corporate allocations of indirect costs (including, without limitation, normal public company operating costs incurred by Acquiror), but shall include costs incurred by Acquiror that are directly attributable to the Business.

(g) For purposes of this Agreement, the term "***Reduction Amount***" shall mean the amount, if any, by which the total cash spent by Acquiror in furtherance of the execution of the business plan attached hereto as Schedule C, between the Closing Date (as defined in the Purchase Agreement) and the last day of fiscal 2023, exceeds $25 million. The parties acknowledge and agree that the business plan attached as Schedule C is a working draft subject to continued review, discussion and modification by the parties.

(h) Notwithstanding the foregoing, in no event shall the aggregate number of shares of Acquiror Common Stock issuable pursuant to this Section 3.2 exceed 19.99% of the outstanding shares of Acquiror Common Stock as of immediately prior to the exercise of any Put Right or Call Right; provided that any reduction in Acquiror Common Stock issued as a result of the foregoing clause shall require a corresponding increase in the cash component of the Minority Interest Purchase Price.

(i) In the event the Put Right or the Call Right is exercised in accordance with this Section 3.2, the closing of the transactions to effectuate the Transfer of the Minority Interests (the "***Put/Call Right Closing***") shall be consummated within ninety (90) calendar days (or such longer period as the parties may mutually agree) following delivery of the exercise notice by either Acquiror or the Holders, as applicable. Any representations and warranties to be made by the Holders in connection with the Put/Call Right Closing shall be limited to representations and warranties related to authority, ownership and the ability to convey title to such Minority Interests, free and clear of all liens and encumbrances. The liability for indemnification, if any, of such Holder in connection with the Put/Call Right Closing shall be limited to the inaccuracy of any of the foregoing representations and warranties made by such Holder in connection with the Put/Call Right Closing, and shall be several and not joint with any other Person, and shall be pro rata in proportion to the amount of consideration paid to such Holder in connection with such Put/Call Right Closing. The cash consideration payable by Acquiror to the Holders at the Put/Call Right Closing shall be made by wire transfer of immediately available federal funds to the account or accounts designated in writing by the Holders at least two (2) Business Days prior to such Put/Call Right Closing. Shares of Acquiror Common Stock included as part of the payment of the Minority Interest Purchase Price shall be issued on the date of the Put/Call Right Closing and shall be subject to registration rights in favor of the Holders and related

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indemnification obligations that are no less favorable to the Holders than the registration rights and related indemnification obligations provided in the Purchase Agreement. ARTICLE IV MISCELLANEOUS Section 4.1 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) when received if hand delivered, (b) on the first Business Day of confirmation by sender of receipt if sent by facsimile or electronic mail or ( c) on the first Business Day after being sent by registered overnight mail, return receipt requested, by overnight courier or by overnight express delivery service, to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto): (a) if to the Holders, to the following address: c/o Joseph Brostmeyer 1701 Military Tr., Suite 110 Jupiter, FL 33458 Email: JBrostmeyer@fttamerica.com with a copy, which shall not constitute notice, to: Alston & Bird LLP One Atlantic Center 1201 West Peachtree Street Atlanta, GA 30309 Attention: Jeremy C. Silverman, Esq. Jeniffer Roberts, Esq. Email: Jeremy.Silverman@alston.com Jeniffer .Ro berts@alston.com (b) if to the Issuers or the Acquiror, to the following address: Kratos Defense & Security Solutions, Inc. 10680 Treena St., Suite 600 San Diego, California 92131 Attention: General Counsel Telephone no.: (858) 812-7300 Email address: marie.mendoza@kratosdefense.com with a copy, which shall not constitute notice, to: Paul Hastings LLP 4747 Executive Drive, 12th Floor San Diego, California 92121 9

Attention: Teri O'Brien, Esq.
Telephone no.: (858) 458-3031
E-mail address: teriobrien@paulhastings.com

Section 4.2 Time of the Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

Section 4.3 Counterparts; Delivery. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in "portable document format" ("*.pdf*") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means. No party may raise the use of facsimile or electronic delivery or the fact that any signature or this Agreement was transmitted or communicated through the use of facsimile or electronic delivery as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 4.4 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and interpreted and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. All Proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement or the negotiation, validity or performance of this Agreement and the Exchange shall be heard and determined in any state or Federal court of competent subject matter jurisdiction sitting in New Castle County, Delaware, and the parties irrevocably submit to the jurisdiction of such courts (and, in the case of appeals, the appropriate appellate court therefrom), in any such Proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Proceeding. The parties agree that service of any court paper may be made in any manner as may be provided under the Applicable Laws or court rules governing service of process in such courts. The parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

Section 4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns (if any). Neither party shall assign this Agreement or any rights or obligations hereunder (by operation of law or otherwise) to any Person without the consent of the other parties hereto. Anything in this Agreement to the contrary notwithstanding, Acquiror shall have the right (without the prior written consent of the Issuers or the Holders), at any time, and in its sole discretion, to assign for security interest purposes any or all of its rights under this Agreement to any lender providing financing to Acquiror, any of Acquiror's permitted assigns, or any Affiliates of Acquiror or Acquiror's permitted assigns (Acquiror, such assigns, and such Affiliates, collectively, the "***Acquiror Parties***") and, upon the occurrence and during the continuance of any event of default under the financing agreements between any such lender and any of the Acquiror Parties, such lender may

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exercise any or all of the rights, interests, and remedies of any of the Acquiror Parties under this Agreement, but does not release any Acquiror Party from any obligation hereunder. Section 4.6 Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that, in addition to any other remedy to which they are entitled at law or in equity, the parties are entitled to injunctive relief to prevent breaches of this Agreement and otherwise to enforce specifically the provisions of this Agreement. Each party expressly waives any requirement that any other party obtain any bond or provide any indemnity in connection with any action seeking injunctive relief or specific enforcement of the provisions of this Agreement. Section 4.7 Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the patt of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or fu1ther exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. Section 4.8 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto. Section 4.9 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by Law. Section 4.10 Entire Agreement. This Agreement, the Purchase Agreement and the other Related Agreements set forth the entire understanding of the patties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof. Section 4.11 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement. Section 4.12 Interpretations. Whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and 11 neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. By~:::::_~~~ Name: Eric M. DeMarco Title: President and Chief Executive Officer [Signature Page to Exchange Agreement]

FTT CORE, LLC, a Delaware limited liability company

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Manager

FLORIDA TURBINE TECHNOLOGIES, INC., a Florida corporation

By: ______________________________
Name: Shirley C. Brostmeyer
Title: President and Secretary

The Shirley C. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

The Joseph D. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

[Signature Page to Exchange Agreement]

FTT CORE, LLC, a Delaware limited liability company

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Manager

FLORIDA TURBINE TECHNOLOGIES, INC., a Florida corporation

By: ______________________________
Name: Shirley C. Brostmeyer
Title: President and Secretary

The Shirley C. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

The Joseph D. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

[Signature Page to Exchange Agreement]

The Shirley Brostmeyer 2018 Family Trust u/a/d
December 17, 2018

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

By: ______________________________
Name: Sara J. Brostmeyer
Title: Trustee

The Joseph D Brostmeyer 2018 Irrevocable Trust
u/a/d December 17, 2018

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

By: ______________________________
Name: Julia A. Brostmeyer
Title: Trustee

[Signature Page to Exchange Agreement]

The Shirley Brostmeyer 2018 Family Trust u/a/d
December 17, 2018

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

By: ______________________________
Name: Sara J. Brostmeyer
Title: Trustee

The Joseph D Brostmeyer 2018 Irrevocable Trust
u/a/d December 17, 2018

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

By: ______________________________
Name: Julia A. Brostmeyer
Title: Trustee

[Signature Page to Exchange Agreement]

The Shirley Brostmeyer 2018 Family Trust u/a/d
December 17, 2018

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

By: ______________________________
Name: Sara J. Brostmeyer
Title: Trustee

The Joseph D Brostmeyer 2018 Irrevocable Trust
u/a/d December 17, 2018

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

By: ______________________________
Name: Julia A. Brostmeyer
Title: Trustee

[Signature Page to Exchange Agreement]

The Shirley Brostmeyer 2018 Family Trust u/a/d December 17, 2018

By: ______________________________
Name: Joseph D. Brostmeyer
Title: Trustee

By: ______________________________
Name: Sara J. Brostmeyer
Title: Trustee

The Joseph D Brostmeyer 2018 Irrevocable Trust u/a/d December 17, 2018

By: ______________________________
Name: Shirley C. Brostmeyer
Title: Trustee

By: ______________________________
Name: Julia A. Brostmeyer
Title: Trustee

[Signature Page to Exchange Agreement]

SCHEDULE A

Holder	Interests Owned Prior to Exchange	Interests Owned After Exchange
KTT CORE, Inc. (formerly FTT CORE, LLC)		
Kratos Defense & Security Solutions, Inc.	8,431.33 Company Units	8,431.33 shares of Class A common stock
The Shirley C. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014	963.55 Company Units	963.55 shares of Class B common stock
The Joseph D. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014	921.66 Company Units	921.66 shares of Class B common stock
Shirley C. Brostmeyer 2018 Family Trust u/a/d December 17, 2018	104.73 Company Units	104.73 shares of Class B common stock
The Joseph D. Brostmeyer 2018 Irrevocable Trust u/a/d December 17, 2018	104.73 Company Units	104.73 shares of Class B common stock

Holder	Interests Owned Prior to Exchange	Interests Owned After Exchange
Florida Turbine Technologies, Inc.		
Kratos Defense & Security Solutions, Inc.	8,431.33 shares of capital stock	8,431.33 shares of Class A capital stock
The Shirley C. Brostmeyer Revocable Trust u/a/d August 25, 2002, as amended and restated August 13, 2014	963.55 shares of capital stock	963.55 shares of Class B capital stock

15

The Joseph D. Brostmeyer 921.66 shares of capital 921.66 shares of Class B Revocable Trust u/a/d August 25, stock capital stock 2002, as amended and restated August 13, 2014 Shirley C. Brostmeyer 2018 104.73 shares of capital 104.73 shares of Class B Family Trust u/a/d December 17, stock capital stock 2018 The Joseph D. Brostmeyer 2018 104. 73 shares of capital 104.73 shares of Class B Irrevocable Trust u/a/d December stock capital stock 17,2018 16

SCHEDULEB EXAMPLE CALCULATIONS OF MINORITY INTEREST PURCHASE PRICE EBITDA of Acquired Assumed Less the Resulting Equals the Companies for the 12 Enterprise Value Reduction Difference, Minority months ended (12x multiple of Amount multiplied by Interest December 31, 2023 EBITDA) 19.9% Purchase Price $20,000,000 $240,000,000 ($0) $240 '000 '000 $47,760,000 x 0.1999 $20,000,000 $240,000,000 ($5,000,000) $235,000,000 $46,765,000 x 0.1999 The Minority Interest Purchase Price will be paid with at least 50% cash, as provided by Section 3 .2 of the Agreement.